Ex. 10.2

SUBSCRIPTION AGREEMENT

FOR

TRIG Acquisition 1, Inc.

TRIG Acquisition 1, Inc. c/o Grandview Capital Partners, Inc.

300 South Pine Island Road, Suite 240

Plantation, FL 33324

Ladies and Gentlemen:

1.       Subscription. The undersigned (the “Purchaser”) will purchase the number of units (“Units”), each Unit consisting of a 10% Convertible Senior Secured Promissory Note (a “Note”), substantially in the form attached hereto as Exhibit A, and a warrant (the “Warrant”), substantially in the form attached hereto as Exhibit B, to purchase 12,500 shares of the common stock of TRIG Acquisition 1, Inc., a Nevada corporation (the “Company”), set forth on the signature page to this Subscription Agreement, at a purchase price of $25,000 per Unit. The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated September 28, 2012, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”). The Note and the equity securities issuable upon conversion thereof (the “Convertible Shares”) and the Warrant and securities issuable upon exercise of the Warrant (the “Warrant Shares”) are collectively referred to herein as the “Securities.”

The Units are being offered on a “best efforts” basis of up to $5,000,000 (the “Offering Amount”). The Units may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter). The minimum investment amount that may be purchased by an Investor is one Unit of $25,000 (in principal face amount) (the “Investor Minimum Investment”); provided however, the Company, in its sole discretion, may accept an Investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum.

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Cross River Bank, 885 Teaneck Road, Teaneck, New Jersey 07666, or with such other escrow agent as may be appointed by Grandview Capital Partners, Inc. (“Grandview”) and the Company (the “Escrow Account”).

The Units will be offered through October 5, 2012 commencing on the date of the Memorandum (the “Offering Period”) provided, the Company may extend the Offering Period up to three (3) additional thirty (30) day periods in its sole discretion without notice to investors. In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), or (ii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

Simultaneous with the initial closing of the Offering, the Company intends to enter into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) the Company, (ii) Grilled Cheese, Inc., a California S corporation, (“Grilled Cheese”), and (iii) the shareholders of Grilled Cheese (“Grilled Cheese Shareholders”). As a result of the Share Exchange, Grilled Cheese will become a holly-owned subsidiary of the Company and we will assume the business and operations of Grilled Cheese.

The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Units in the Offering and all such purchases will be counted towards the Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used but not otherwise defined herein will have the respective meanings provided in the Memorandum.

2.           Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Cross River Bank, as Escrow Agent for TRIG Acquisition 1, Inc.,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed Accredited Investor Certification, and a completed Investor Profile which are annexed hereto. By executing this Subscription Agreement, you will be deemed to have agreed, accepted and subscribed for each of the Transaction Documents attached to the Memorandum, including the 10% Convertible Senior Secured Note and Warrant, and will be bound by each of their terms.

3.           Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser as soon as practicable with Cross River Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4.           Purchase and Sale of Note.

Sale and Issuance of Note. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on the signature page hereto. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

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Closing; Delivery.

The purchase and sale of the Notes shall take place at such time and place as the Company and the Purchasers mutually agree upon, orally or in writing. In the event there is more than one closing, the term “Closing” shall apply to each such closing (including the initial closing), unless otherwise specified herein.

At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefore by check payable to the Company or by wire transfer to a bank designated by the Company and (2) delivery of counterpart signature pages to this Agreement and the Note.

Until the earlier of such time as the aggregate amount of face principal indebtedness evidenced by the Notes equals a total of $5,000,000 or October 5, 2012, provided, the Company may extend such date up to three (3) additional thirty (30) day periods in its sole discretion without notice to investors, the Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes so acquired by such additional purchaser shall be deemed to be “Notes”.

At each Closing, the Parties shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

Conversion. Each Purchaser understands and agrees that the conversion of the Notes into equity securities of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities in form and substance reasonably acceptable to such Purchaser and Company.

4.           Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Purchase Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company) or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

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5.           Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)        Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

None of the Notes, the Warrants or the shares of common stock of the Company underlying the conversion of the Notes and the exercise of the Warrants (the “Common Stock”, and together with the Notes and the Warrants referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Purchase Agreement;

The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement, the Warrant, Note and the Purchase Agreement (collectively, the “Transaction Documents”) and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

The Purchaser understands that neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, requested by the Purchaser have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

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In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Grandview, as described in the Memorandum);

The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

The Purchaser is not relying on the Company, Grandview or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

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The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Notes and Warrants and the shares of Common Stock underlying conversion of the Notes and the exercise of the Warrants to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. The Purchaser understands that there is no public market for the Notes and Warrants to be issued in the Offering and the Company has no intention of seeking an active trading market for these Securities;

The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

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If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum including, but not limited to, the terms and conditions of the Securities as set forth therein and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum;

The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

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The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

Transfer Restrictions; Legends. The Purchaser understands that (i) the Securities have not been registered under the Securities Act; (ii) the Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities will be endorsed with a legend substantially in the following form until the earlier of (1) such date as the Securities have been registered for resale by the Purchaser or (2) the date the Securities are eligible for sale under Rule 144 under the Securities Act or any successor rule (“Rule 144”):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

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Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended. The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

Certificates evidencing the Securities shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing the Securities, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Securities containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from the restrictive legend provided for in this Section. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Securities if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for the Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

The Purchaser acknowledges that the Securities have not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Agreement. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

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(For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

The Purchaser has read in its entirety the Memorandum and all exhibits thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the Memorandum including, but not limited to, the Section entitled “Risk Factors”.

6.           Representations and Warranties of the Company.

(a)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b)         The Agreement and the Securities have been duly authorized by the Board of Directors of the Company. The Agreement and the Securities, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)         The Company is not in violation of or default on any term of its Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), as each is in effect on the date hereof, or any provision of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, the breach of or default under which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company or, to the Company’s knowledge, of any provision of any federal, state or other applicable statute, rule or regulation applicable to the Company and a violation of which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company.

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(d)         The execution, delivery and performance by the Company of this Agreement and the Notes, the compliance herewith and therewith, the issuance by the Company of the Securities and the consummation of the transactions contemplated hereby will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, (i) any provision of any federal, state or other applicable statute, rule or regulation applicable to the Company and a violation of which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company, (ii) the Certificate of Incorporation in effect on the date hereof, or (iii) any provision of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, the breach of or default under which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term.

(e)         The authorized capital stock of the Company currently consists of 100,000,000 Common Shares and 10,000,000 shares of Preferred Stock of which 1,000,000 is designated as Series A Preferred Shares. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in the Memorandum, and except for the Notes, there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal, or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. Except as otherwise provided in the Company’s Certificate of Incorporation, there are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

(f)          There is no action, suit, proceeding, or investigation (including without limitation any suit, proceeding, or investigation involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Company’s knowledge, currently threatened before any court, administrative agency, or other governmental body. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality. There is no action, suit, or proceeding by the Company currently pending or that the Company intends to initiate

(g)         The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Securities and all material information that the Company believes is reasonably necessary to enable a reasonable Investor to make such decision. Neither this Agreement, nor any other agreements, statements or certificates made or delivered to Investor in connection herewith or therewith contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

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7.            Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Grandview and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8.            Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9.           Closing Conditions.

(a)         Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

Representations and Warranties. The representations and warranties of the Company contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

Representations and Warranties. The representations and warranties of each Purchaser contained in Section 6 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

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10.      Modification. This Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.      Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Memorandum or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

12.      Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

13.      Applicable Law. This Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14.      Blue Sky Qualification. The purchase of Securities pursuant to this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

15.      Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

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16.        Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

17.         Miscellaneous.

(a)         This Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)         Each of the Purchaser’s and the Company’s representations and warranties made in this Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)         Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)         This Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)         Each provision of this Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)         Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)         Except for the commissions payable by the Company to Grandview (as described in that certain “Confidential Private Placement Memorandum” dated September 28, 2012), each party, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

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(h)         Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

18.         Signature Page.

(a)         It is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof and by the Purchase Agreement. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the Warrant and the Note (collectively, the “Transaction Documents”), and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

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To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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TRIG ACQUISITION 1, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of $________ of Notes and Warrants (or $______ of face principal amount of Notes). For each $25,000 of face principal amount of Notes purchased the purchaser to receive Warrants to purchase 12,500 shares of common stock. (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2012

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as

TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY

COMPANY or TRUST:

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Name of Partnership,	Federal Taxpayer

Corporation, Limited	Identification Number

Liability Company or Trust

By:

Name:	State of Organization

Title:

Date	Address

AGREED AND ACCEPTED:

TRIG ACQUISITION 1, INC.

By:
Name:	Date
Title:

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EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

Note No.: N-

10% CONVERTIBLE SENIOR SECURED NOTE

OF

TRIG Acquisition 1, Inc.

NEITHER THE ISSUANCE AND SALE OF THIS NOTE, THE WARRANT NOR THE SECURITIES INTO WHICH THIS NOTE AND THE WARRANT ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM GENERALLY ACCEPTABLE TO THE COMPANY’S LEGAL COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”)

Principal Amount:	$25,000.00
Purchase Price:	$25,000.00
Issue Date:	[ , 2012]
Maturity Date:	THREE YEAR ANNIVERSARY OF ISSUE DATE

FORM OF CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Trig Acquisition 1 Inc., a Nevada corporation (hereinafter called “Borrower” or the “Company”), hereby promises to pay to [Noteholder] (the “Holder”) or order, without demand, the aggregate principal amount of [$25,000] (twenty-five thousand dollars) (the “Principal Amount”), payable on the third anniversary of the Issue Date (the “Maturity Date”) if not converted as provided herein prior to the Maturity Date.

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This Note (“Note”) is issued pursuant to the terms of a Subscription Agreement (the “Subscription Agreement”), by and between the Borrower and, inter alia, the Holder, dated as of the Issue Date, and shall be governed by the terms set forth herein and in the Subscription Agreement. Each Note also contains a three (3) year warrant to purchase 12,500 shares of common stock substantially in the form attached as Exhibit B to the Subscription Agreement (the “Warrant”). Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I
GENERAL PROVISIONS

1.1        Conversion. Upon the earlier of: (i) the note holders election following the date upon which the Company’s registration statement is declared effective by the Securities and Exchange Commission (“SEC”); or (ii) thirty-six (36) months from the closing date, the Principal Amount shall be converted into shares of common stock (the “Common Stock”) of the Company. Such conversion shall constitute satisfaction in full of this Note and the Warrant.

1.2        Borrower is Permitted to Issue Other Indebtedness; The Borrower is permitted in the future to issue and create indebtedness and security interests of any kind, including without limitation, indebtedness.

1.3        Interest. The outstanding Principal Amount shall bear interest at the rate of ten percent (10%) per annum, accrued semi-annually and payable on maturity. Interest not paid by the Company shall be added to the Principal Amount at the end of each payment period and will be considered as the Principal Amount at conversion.

1.4        Unregistered Stock. The Common Stock which will be issued to the Holder pursuant to the conversion will be newly issued, unregistered Common Stock of the Borrower until effectiveness of the Registration Statement as contemplated in the Registration Rights Agreement.

ARTICLE II
CONVERSION

2.1        Conversion Notice and Delivery of Shares. To effectuate a conversion of this Note as provided in Section 1.1, the Borrower will complete and deliver to the Holder a Notice of Conversion, a form of which is attached hereto as Schedule A (the “Notice of Conversion”). Within three (3) business days after delivery of such Notice of Conversion, the Borrower will deliver the applicable number of shares of Common Stock to the Holder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1        Representations and Warranties of Borrower. Borrower represents, warrants and covenants that:

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A.          It will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to permit the full conversion of the Note and exercise of the Warrant.

B.          Upon issuance, the Common Stock will be duly and validly issued, fully paid and non-assessable.

3.2        Representations and Warranties of the Holder. With respect to the Common Stock to be acquired by the Holder pursuant to the conversion provided herein, the Holder represents and warrants that the Common Stock is being acquired for investment for the Holder s own account, the Holder is an “accredited investor” pursuant to Regulation D under the Securities Act of 1933, as amended, the Holder is an experienced investor and can bear the risk of loss of this investment, and the Holder understands that the Common Stock will not be registered under the Securities Act.

ARTICLE IV
EVENT OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, subject to Section 1.1 above:

4.1        Failure to Pay, Etc. A conversion of this Note into Common Stock as provided herein shall fail to occur by the Maturity Date, the Borrower shall fail to pay the Principal Amount or other sum due under this Note by the Maturity Date and fifteen (15) days shall have elapsed from the Maturity Date and the payment default shall not have been cured in full.

4.2        Breach of Covenant. The Borrower breaches any material covenant of the Subscription Agreement, this Note or the Warrant in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) business days after written notice to the Borrower from the Holder provided, however, that a breach of Article III shall not constitute an Event of Default.

4.3        Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein or in the Subscription Agreement, this Note or the Warrant shall be false or misleading in any material respect as of the date made and the closing of the Subscription Agreement.

4.4        Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

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4.5        Bankruptcy. Bankruptcy, reorganization, insolvency proceeding, liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower and if so instituted are not dismissed within forty-five (45) days of initiation.

4.6        Failure to Deliver Common Stock. Borrower fails to deliver Common Stock to the Holder pursuant to and in the form required by this Note within ten (10) business days after the applicable conversion date.

4.7        Reservation Default. Failure by the Borrower to have reserved for issuance upon conversion of this Note the amount of Common Stock as set forth in this Note for more than ninety (90) days after notice to the Borrower from the Holder.

4.8        Litigation. A final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall have been rendered by a court or courts against Borrower and the same shall not be discharged (or provision shall not made for such discharge), or a stay of execution thereof shall not have been procured, within 45 days or such longer period during which the execution of the same shall have been stayed, or an appeal taken therefrom and the execution thereof stayed during such appeal.

4.9        Cross Defaults. In the event the Debtor (i) causes or suffers to occur any uncured default and/or uncured event of default under any material documents and/or material agreement that it is and/or any of its direct or indirect subsidiaries are a party to and/or (ii) and/or any of its direct or indirect subsidiaries defaults in the payment when due in excess of $200,000 for any single payment and $200,000 in the aggregate, or in performance or observance of, any material obligation of, or condition with respect to any material purchase or lease of goods or services that are not cured.

ARTICLE V
MISCELLANEOUS

5.1        Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2        Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and shall be either faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement or at such other address or facsimile number as a party shall furnish to the other party in writing. All such notices and communications shall be effective upon delivery.

5.3        Entire Agreement; Amendment. This Note, the Warrant, the Memorandum and the Subscription Agreement constitute the entire agreement of the parties relating to the subject matter hereof, and supersede all prior or contemporaneous agreements, promises, undertakings, negotiations, discussions or understandings. This Note shall not be modified or amended except in writing executed by both the Holder and the Borrower.

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5.4        Assignability. This Note shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

5.5        Cost of Collection. If default is made in any payment relating to this Note or the delivery of Common Stock upon conversion hereof, Borrower shall pay the Holder hereof all reasonable costs of collection or of obtaining such Common Stock, whichever is applicable, including but not limited to, reasonable attorneys fees and expenses and court and other related costs.

5.6        Governing Law. This Note shall be governed by and construed solely in accordance with the laws of the State of New York (including, but not limited to, New York statutes of limitations), other than choice of law provisions. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York. Both parties agree to submit to the jurisdiction of such courts. Nothing contained herein shall be deemed or operate to preclude the Holder from taking legal action against the Borrower in any other jurisdiction to enforce a judgment or other decision in favor of the Holder. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or unenforceability of any other provision of this Note.

5.7        Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be deducted from the amounts owed by the Borrower to the Holder or refunded to the Borrower.

5.8        Construction. Each party acknowledges that it has had adequate advice and counsel, and agrees that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9        Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

5.10      Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

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[SIGNATURE PAGE FOLLOWS]

24

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the _____ day of ___________, 2012.

TRIG ACQUISITION 1, INC.

Name:
Title:

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Schedule A to Promissory Note

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Convertible Senior Secured Note of Trig Acquisition 1, Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

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EXHIBIT B

FORM OF WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SATISFACTORY ASSURANCES TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION.

WARRANT TO PURCHASE COMMON STOCK

of

Trig Acquisition 1, Inc.

Void after _________, 2015

Warrant No. ___	Date of Issuance: _____________, 2012

This certifies that, for value received, _________________, a ________________________, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Trig Acquisition 1, Inc. (the “Company”), a Nevada corporation, __________________ (_______) (shares of the Common Stock of the Company (the “Shares”), upon surrender hereof, at the principal office of the Company referred to below and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below.

This warrant (the “Warrant”) is issued pursuant to the “Subscription Agreement” dated as of ____________, 2012, among the Company and certain “Purchasers” named therein (the “Subscription Agreement”). The number, character and Exercise Price of such shares of Common Stock (the “Common Stock”) are subject to adjustment as provided below. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. Unless otherwise separately defined herein, all capitalized terms used in this Warrant shall have the same meaning as is set forth in the Subscription Agreement.

The following terms shall apply to this Warrant:

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1.            Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Date of Issuance, and ending at ___, 2015.

2.            Exercise Price. The Exercise Price per share of Common Stock at which this Warrant may be exercised shall be equal to $2.00 per share as adjusted from time to time pursuant to Section 10 below (the “Exercise Price”). If the Exercise Price is adjusted, then the number of Shares issuable pursuant to this Warrant shall be appropriately adjusted, using the formula set forth in Section 1 hereof.

3.            Exercise of Warrant.

(a)          The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company.

(b)          Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant, the Holder may, at the Holder’s election exercise this Warrant by paying to the Company an amount equal to the aggregate Exercise Price of the Shares being purchased.

(c)          This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5.            Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

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6.            Rights of Stockholders. Until the Holder exercises this Warrant and the Company issues the Holder Shares purchasable upon the exercise hereof, as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent or assert dissenter’s rights with respect to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.            Transfer of Warrant.

(a)          Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder. The Holder may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)          Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c)          Transferability and Non-negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with the terms of this Warrant and all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters reasonably satisfactory to the Company, if such are requested by the Company).

(d)          Compliance with Securities Laws.

(i)          The Warrant and the Shares are characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder, such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Company is under no obligation to register any of the securities sold hereunder except as provided in Section 11 hereof. No public market now exists for this Warrant or the Shares and that it is uncertain whether a public market will ever exist for this Warrant or the Shares.

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(ii)          This Warrant and all certificates for the Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A “NO ACTION” LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.”

Certificates evidencing the Warrant shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Warrant pursuant to an effective registration statement or (ii) following a sale of such Warrant pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing the Warrant, the Company will, no later than three Trading Days following the delivery by a Holder to the Company or the Company’s transfer agent of a certificate representing the Warrant containing a restrictive legend, deliver or cause to be delivered to such Holder a certificate representing such Warrant that is free from the restrictive legend provided for in this Section. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Warrant if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for the Warrant subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company system.

(e)         Disposition of the Holder's Rights.

(i)          Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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(ii)          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(e)(i), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial exercise date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(f)           Any entity to whom the Holder transfers any right to purchase the Shares pursuant to this Warrant or any of the Shares issuable upon the exercise of such right shall become a “Holder” for purposes of this Section 7.

8.            Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Amended and Restated Certificate of Incorporation (the “Certificate”) as the same may be amended from time to time to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.            Amendments.

(a)          Any term of the Warrants, including this Warrant, may be amended, and any waiver of any term of the Warrants may be granted, with the written consent of the Company and the holders of Warrants exercisable for at least a majority of the shares of Common Stock for which all Warrants are exercisable. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Holder and each future holder of the Warrant and the Company, notwithstanding the fact that the Holder or such future holder did not consent to such amendment or waiver.

(b)          No waivers of or exceptions to any term, condition or provision of the Warrants, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

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10.          Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)          Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

(b)          Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d)          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

11.          Registration Rights. Upon exercise of the Warrants, the shares of Common Stock issued as a result of such exercise shall have the same registration rights and be subject to the same restrictions as set forth in the Registration Rights Agreement.

13.          Miscellaneous.

(a)          Additional Undertaking. The Holder hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Holder or the shares of Common Stock issued upon exercise hereof pursuant to the provisions of this Warrant.

(b)          Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York without resort to that State's conflict-of-laws rules.

(c)          Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Holder, the Holder's permitted assigns and the legal representatives, heirs and legatees of the Holder's estate, whether or not any such person shall have become a party to this Warrant and have agreed in writing to join herein and be bound by the terms hereof.

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(d)          Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(e)          Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

(f)           Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

(g)          Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h)          Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(Signatures appear on the following page.)

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IN WITNESS WHEREOF, Trig Acquisition 1, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated as of ___________, 2012.

TRIG ACQUISITION 1, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

To:	Trig Acquisition 1, Inc.

(1)          The undersigned hereby elects to purchase ____________ shares of Common Stock of Trig Acquisition 1, Inc., pursuant to the terms of the attached Warrant.

Such exercise is made pursuant to Section 1(a) and the undersigned herewith makes payment of the Warrant Price for such shares in full in the amount of $___________.

(2)          In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and are restricted securities under the 1933 Act and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the 1933 Act or any state securities laws.

(3)          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Name

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Name

Name

Date:	Signature:

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT